ANNEX I

                                   TERMS OF
                      __% CITIZENS UTILITIES CONVERTIBLE
                             PREFERRED SECURITIES
                      __% CITIZENS UTILITIES CONVERTIBLE
                              COMMON SECURITIES

                    Pursuant to Section 7.1 of the Amended and
          Restated Declaration of Trust, dated as of          ,
          1995 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities and the Convertible Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

                    1.  DESIGNATION AND NUMBER.

                         (a)  Convertible Preferred Securities.
          ______________ Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of __________________________
          Dollars ($___________) plus up to an additional
                     Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the
          assets of the Trust of $                 solely to cover
          over-allotments as provided for in the Underwriting Agreement (the "Additional Convertible Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $50 per Convertible Preferred Security, are hereby designated for the purposes of
          identification only as "    % Citizens Utilities
          Convertible Preferred Securities" (the "Convertible Preferred Securities"). The Preferred Security Certificates evidencing the Convertible Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Convertible Preferred Securities are listed.

                         (b)  Convertible Common Securities.
          ______________ Convertible Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ______________________________
          Dollars ($___________) plus to an additional
                          Convertible Common Securities of the
          Trust with an aggregate liquidation amount with respect
          to the assets of the Trust of $                to meet
          the capital requirements of the Trust in the event of an issuance of Additional Convertible Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $50 per Convertible Common Security, are hereby designated for the purposes of identification only as "__% Citizens Utilities Convertible Common Securities" (the "Convertible Common Securities"). The Common Security Certificates evidencing the Convertible Common Securities shall be substantially in the form attached hereto as Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                    2.  DISTRIBUTIONS.

                         (a)  Periodic Distributions payable on
          each Security will be fixed at a rate per annum of ____% (the "Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of distributions payable on the Partnership Preferred Securities to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon at the Rate (to the extent permitted by applicable law).
          The form of payments of distributions (the
          "Distributions") may be in either cash or an Equivalent Value of shares of Common Stock, as provided in Section 8 of this Annex I. A Distribution can be paid only to the extent that payments are made in respect of the Partnership Preferred Securities held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such period.

                         (b)  Distributions on the Securities will
          be cumulative, will accrue from        , 1995 and will be
          payable quarterly in arrears, on January 31, April 30, July 31 and October 31 of each year, commencing on
             , 1996, except as otherwise described below (each, a "Distribution Payment Date"). In the event certain events specified in the Limited Partnership Agreement occur, Citizens Capital will defer distribution payments on the Partnership Preferred Securities. Such a deferral will occur if the Debenture Issuer elects to extend the distribution payment period on the Convertible Debentures for a period not exceeding 20 consecutive quarters (each, an "Extension Period") and, as a consequence of such extension, distributions on the Partnership Preferred Securities and, therefore, the Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Rate, compounded quarterly, during any such Extension Period. Prior to the termination of any such Extension Period, Citizens Capital may, under the Limited Partnership Agreement, be required to further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters nor extend the maturity date of the Securities. Payments of accrued Distributions which have been extended pursuant to this
          Section 2 will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, Citizens Capital may, under the Limited Partnership Agreement, be required to commence a new Extension Period, subject to the above requirements.

                         (c)  Distributions on the Securities will
          be payable to the Holders thereof as they appear on the books and records of the Trust on the Regular Record Date (as defined in the Indenture) immediately preceding the applicable Distribution Payment Date. So long as the Securities remain in book-entry only form, subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Convertible Preferred Securities will be made as described under the heading "Description of the Convertible Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus dated ______, 1995 (the "Prospectus") of the Trust included in the Registration Statement on Form S-3 of the Sponsor, Citizens Capital and the Trust (Reg. No. 33-________). The relevant record dates for the Convertible Common Securities shall be the same record dates as for the Convertible Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of Citizens Capital having failed to make a payment on the Partnership Preferred Securities, will cease to be payable to the Person in whose name such Securities are registered on the Regular Record Date, and such late Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Declaration. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                         (d)  In the event of an election by the
          Holder to convert its Securities through the Conversion Agent into shares of Common Stock, pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated, deferred and unpaid Distributions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock following such record date.

                         (e)  In the event that there is any money
          or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in Section 10 of this Annex I) among the Holders of the Securities on [the next Distribution Payment Date].

                         (f)  In the event that Citizens Capital is
          dissolved and the Convertible Debentures are issued to the Trust, Distributions shall continue to be payable in the manner provided for by this Section 2, except that Distributions shall no longer be payable upon receipt of distributions due under the Partnership Preferred Securities as set forth in the Limited Partnership Agreement but rather shall be payable upon receipt of payments due under the Convertible Debentures as set forth in the Indenture.

                    3.  LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

                    In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $50 per Security, payable in cash, plus accrued and unpaid Distributions thereon to the date of payment, payable in cash or an Equivalent Value of Common Stock (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, at the election of the Regular Trustees, Partnership Preferred Securities (or, if the Partnership has been terminated and the Property Trustee holds Convertible Debentures, Convertible Debentures) in an aggregate liquidation amount (or principal amount) equal to the aggregate stated liquidation amount of such Securities, with a distribution rate (or interest rate) equal to the Rate of, and bearing accrued and unpaid distributions (or interest) in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

                    If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with Section 10 of this Annex I.

                    If, upon any liquidation of the Trust, the holders of Securities are paid in full the aggregate Liquidation Distribution to which they are entitled, then such holders will not be entitled to receive or share in any other assets of the Trust thereafter available for distribution to any other holders of beneficial interests in the Trust.

                     4.  REDEMPTION AND DISTRIBUTION.

                         (a)  Mandatory Redemption.  Upon the
          repayment of the Convertible Debentures in whole or in part, whether at maturity, upon acceleration of the maturity of the Convertible Debentures or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem, ultimately, upon redemption of Partnership Preferred Securities, if any, Securities having an aggregate liquidation amount equal to the aggregate liquidation amount of the Convertible Debentures so repaid or redeemed, at a redemption price of $50 per Security, plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption. If the Convertible Debentures are redeemed in part, then the Securities shall be redeemed on a Pro Rata basis in accordance with Section 10 of this Annex I.

                         (b)  [reserved]

                         (c)  Special Redemption.  If, at any time,
          a Trust Event shall occur and be continuing the Regular Trustees shall (i) after receipt by the Company of a No Recognition Opinion with respect to the Partnership Preferred Securities and delivery of such No Recognition Opinion to the Trust, dissolve the Trust and, after satisfaction of creditors, cause the Partnership Preferred Securities held by the Property Trustee, having an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of, with a distribution rate identical to the Rate of, and accrued and unpaid distributions equal to accrued and unpaid Distributions on and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities, in liquidation of such Holders' interests in the Trust, on a Pro Rata basis or
          (ii) after receipt by the Company of No Recognition Opinions with respect to the Partnership Preferred Securities and the Convertible Debentures and delivery of the appropriate No Recognition Opinion to each of the Trust and Citizens Capital, and following the dissolution of Citizens Capital in the manner set forth in the Limited Partnership Agreement, dissolve the Trust, and, after satisfaction of creditors, cause the Convertible Debentures held by the General Partner, having aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest payment rate identical to the Rate of and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities, in liquidation of such Holders' interests in the Trust, on a Pro Rata basis, or, in the event the Company cannot receive a No Recognition Opinion with respect to the Partnership Preferred Securities, the Regular Trustees may dissolve the Trust and, after satisfaction of creditors, at the direction of the Company, as Debenture Issuer, and following the redemption, in whole or in part, of the Convertible Debentures in the manner set forth in the Indenture and the Partnership Preferred Securities in the manner set forth in the Limited Partnership Agreement, redeem, in whole or in part, the Securities in the manner set forth in this Annex I to the Declaration; provided, however, that, if at the time there is available to the Trust the opportunity to eliminate the Trust Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Trustees, Citizens Capital, the Sponsor or the Holders of the Securities ("Ministerial Action"), the Regular Trustees will pursue such Ministerial Action in lieu of dissolution.

                    If, at any time, a Partnership Event shall occur and be continuing the General Partner may dissolve Citizens Capital and, after satisfaction of creditors, either (i) upon receipt by the Company of a No Recognition Opinion with respect to the Convertible Debentures and delivery of such No Recognition Opinion to Citizens Capital, cause the Convertible Debentures held by the General Partner, having an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with a distribution rate identical to the distribution rate of, and accrued and unpaid distributions equal to accrued and unpaid distributions on and having the same record date for payment as the Partnership Preferred Securities, to be distributed to the holders of the Partnership Preferred Securities, in liquidation of such holders' interests in Citizens Capital or (ii) in the event the Company cannot receive a No Recognition Opinion, at the direction of the Company, as Debenture Issuer, and following the redemption, in whole or in part, of the Convertible Debentures in the manner set forth in the Indenture and the Partnership Preferred Securities in the manner set forth in the Limited Partnership Agreement, redeem, in whole or in part, the Securities in the manner set forth in this Annex I to the Declaration, provided, however, that, if at the time there is available to Citizens Capital the opportunity to eliminate the Partnership Event by taking a Ministerial Action, Citizens Capital will pursue such Ministerial Action in lieu of dissolution. In the event that the General Partner undertakes the actions specified in item (i) of this paragraph, the Company, as Sponsor, may dissolve the Trust and thereby cause the Convertible Debentures to be distributed to the Holders of the Securities.

                    If, at any time, a Company Event shall occur and be continuing, the Company, as Debenture Issuer, may cause the redemption, in whole but not in part, of the Securities by redeeming, in whole but not in part, the Convertible Debentures in the manner set forth in the Indenture and thereby causing the redemption of the Partnership Preferred Securities in the manner set forth in the Limited Partnership Agreement, which redemption shall in turn cause the redemption of the Securities in the manner set forth in this Annex I to the Declaration, provided, however, that, if at the time there is available to the Debenture Issuer the opportunity to eliminate the Company Event by taking a Ministerial Action, the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.
                    If, at any time, a Rating Agency Event shall occur and be continuing, the Company, as Sponsor of the Trust, shall dissolve the Trust and (i) after satisfaction of creditors, cause the Partnership Preferred Securities having an aggregate liquidation amount equal to the aggregate liquidation amount of the Securities to be distributed to the holders of the Securities in liquidation of the Trust or (ii) upon dissolution of Citizens Capital as set forth in the Limited Partnership Agreement, and after satisfaction of creditors, cause the Convertible Debentures having an aggregate principal amount equal to the aggregate liquidation preference of the Securities to be distributed to the holders of the Securities in liquidation of the Trust and Citizens Capital.

                    After the date for any distribution of
          Partnership Preferred Securities or Convertible Debentures, as the case may be, upon dissolution and liquidation of the Trust (i) the Securities will be deemed to be no longer outstanding, (ii) if the Convertible Preferred Securities then remain in book-entry only form, the Depository Trust Company (the "Depositary") or its nominee, as the record holder of the Convertible Preferred Securities, will receive a registered global certificate or certificates representing the Partnership Preferred Securities or Convertible Debentures, as the case may be, and (iii) any certificates representing Securities not held by the Depositary or its nominee will be deemed to represent, as applicable, (a) Partnership Preferred Securities having an aggregate liquidation amount equal to the aggregate stated liquidation amount of, with a distribution rate identical to the distribution rate of, and accrued and unpaid distributions equal to accrued and unpaid interest to accrued and unpaid Distributions on such Convertible Preferred Securities, or (b) Convertible Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on such Securities, as the case may be, until such certificates are presented to the Company, as General Partner or Debenture Issuer, as the case may be, or its agent for registration of transfer or reissuance.

                    (d) General. The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption. If fewer than all the outstanding Securities are to be so redeemed, the Convertible Common Securities and the Convertible Preferred Securities will be redeemed Pro Rata and the Convertible Preferred Securities to be redeemed will be as described in Section 4(f)(ii) of this Annex I.

                    If the Partnership Preferred Securities or the Convertible Debentures are distributed to Holders of the Securities, Citizens Capital or the Debenture Issuer, as the case may be, will use its best efforts to have the Partnership Preferred Securities or the Convertible Debentures, as the case may be, listed on the New York Stock Exchange or on such other exchange as the Convertible Preferred Securities were listed immediately prior to the distribution of the Partnership Preferred Securities or the Convertible Debentures.

                    (e) Redemption or Distribution Procedures. (i) Notice of any redemption of Partnership Preferred Securities and/or Convertible Debentures or notice of distribution of Partnership Preferred Securities or Convertible Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Partnership Preferred Securities and/or Convertible Debentures which in turn will be the date fixed for redemption of the Convertible Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i) of Annex I, a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                    (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata and, in the event Convertible Preferred Securities are held in book-entry only form by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the Depositary will reduce Pro Rata the amount of the interest of each Clearing Agency Participant in the Convertible Preferred Securities to be redeemed; provided that if, as a result of such Pro Rata redemption, Clearing Agency Participants would hold fractional interests in the Convertible Preferred Securities, the Depositary will adjust the amount of the interest of each Clearing Agency Participant to be redeemed to avoid such fractional interests.

                    (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice which notice may only be issued if the Partnership Preferred Securities and/or Convertible Debentures are redeemed as set out in this Section 4 to Annex I (which notice will be irrevocable) then (A) while the Convertible Preferred Securities are in book-entry only form, with respect to the Convertible Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that Citizens Capital or the Debenture Issuer, as the case may be, has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Partnership Preferred Securities and/or Convertible Debentures, the Property Trustee will deposit irrevocably with the Paying Agent funds sufficient to pay the applicable Redemption Price with respect to the Convertible Preferred Securities and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Depositary for payment to the Holders of the Convertible Preferred Securities, and (B)
          (i) in the case of Convertible Preferred Securities that are issued in definitive form, then with respect to such Convertible Preferred Securities, and (ii) with respect to the Convertible Common Securities, provided that Citizens Capital or the Debenture Issuer, as the case may be, has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Partnership Preferred Securities and/or the Convertible Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities which have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Guarantee Agreement, Distributions on such Securities will continue to accrue, from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                    (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to
          (A) in respect of the Convertible Preferred Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and
          (B) in respect of the Convertible Common Securities to the Holder thereof.

                    (v) If a Redemption/Distribution Notice shall have been given with respect to the redemption of the Securities, the conversion rights set forth in Section 5 of this Annex I shall terminate at the close of business on the fifth Business Day prior to the redemption date.

                    (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or by private agreement.

                    5.  CONVERSION RIGHTS.

                    The Holders of Securities shall have the right, at any time up to and including the fifth Business Day prior to the maturity or redemption of the Securities, at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

                    (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction in writing given pursuant to Section 5(b) of this Annex I. Upon receipt of any such written directions, the Conversion Agent shall (i) exchange such Securities for a portion of the Partnership Preferred Securities or Convertible Debentures, as the case may be, theretofore held by the Trust on the basis of one Security per $50 liquidation amount of Partnership Preferred Securities or $50 principal amount of Convertible Debentures, as the case may be, (ii), as holder of such Partnership Preferred Securities in the event Citizens Capital has not been dissolved, immediately cause Citizens Capital to exchange such amount of Partnership Preferred Securities for a portion of the Convertible Debentures theretofore held by Citizens Capital on the basis of $50 liquidation amount of Partnership Preferred Securities per $50 principal amount of Convertible Debentures, and (iii) as holder of such Convertible Debentures, immediately convert such amount of Convertible Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of _________ shares of Common Stock per $50 principal amount of Convertible Debentures (which is equivalent to a conversion price of $______ per share of Common Stock, subject to certain adjustments set forth in the terms of the Convertible Debentures (as so adjusted, "Conversion Price")).

                    (b) In order to convert Securities into Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Partnership Preferred Securities or Convertible Debentures, as the case may be, held by the Trust (at the rate of exchange specified in the preceding paragraph),
          (b) to, in the event Partnership Preferred Securities are held, immediately exchange such Partnership Preferred Securities on behalf of such Holder, into Convertible Debentures (at the conversion rate specified in the preceding paragraph) and (c) to immediately convert such Convertible Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Partnership Preferred Securities or Convertible Debentures, as the case may be, held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate liquidation amount of Partnership Preferred Securities or the appropriate principal amount of Convertible Debentures, as the case may be, for exchange in accordance with this Section. In the event Partnership Preferred Securities are held by the Trust, the Conversion Agent shall thereupon notify Citizens Capital of the Holder's election to exchange such Partnership Preferred Securities for a portion of the Convertible Debentures held by Citizens Capital and Citizens Capital shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Convertible Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Company of the Holder's election to convert such Convertible Debentures into shares of Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution Payment Date notwithstanding the conversion of such Securities following such record date but prior to such Distribution Payment Date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Securities shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.
                    (c)  Each Holder of a Security by his
          acceptance thereof appoints Chemical Bank "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Partnership Preferred Securities or Convertible Debentures, as the case may be, held by the Trust in connection with the conversion of such Securities in accordance with this Section, (ii) to, in the event Partnership Preferred Securities are held by the Trust, exchange such Partnership Preferred Securities for Convertible Debentures held by Citizens Capital in connection with the conversion of such Securities in accordance with this Section and (iii) to convert all or a portion of the Convertible Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to Citizens Capital a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount and to the Trust a new Partnership Preferred Security or Partnership Preferred Securities or Convertible Debenture or Convertible Debentures, as the case may be, for any resulting unconverted liquidation amount.

                    (d) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be in cash by the Company to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

                    (e) The Company shall at all times reserve and have available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Convertible Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Convertible Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Convertible Debentures, shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Convertible Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Convertible Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Company, Citizens Capital (if in existence) and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock (and all requirements to list the Common Stock issuable upon conversion of Convertible Debentures that are at the time applicable), in order to enable the Company to lawfully issue Common Stock to the Trust upon conversion of the Convertible Debentures and the Trust to lawfully deliver the Common Stock to each Holder upon conversion of the Securities.

                    (f)  The Company will pay any and all taxes
          that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Convertible Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Securities. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

                    (g)  Nothing in the preceding Paragraph (f)
          shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities as set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

                    6.  VOTING RIGHTS - CONVERTIBLE PREFERRED
          SECURITIES.

                    (a) Except as provided under Sections 6(b) and 9 of this Annex I and as otherwise required by law and the Declaration, the Holders of the Convertible Preferred Securities will have no voting rights.

                    (b)  Subject to the requirements of the
          penultimate sentence of this paragraph, the Holders of a Majority in liquidation amount of the Convertible Preferred Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) for so long as the Property Trustee shall hold the Partnership Preferred Securities, (A) causing the Special Representative (as defined in the Partnership Agreement) to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on Indenture Trustee with respect to the Convertible Debentures, (B) causing the Special Representative to waive any past default and its consequences that are waivable under Section 5.13 of the Indenture, or (C) causing the Special Representative to exercise any right to rescind or annul a declaration that the principal amount of all the Convertible Debentures shall be due and payable; and (ii) if the Property Trustee holds Convertible Debentures in the event that the Citizens Capital is liquidated and such Convertible Debentures are distributed in exchange for the Partnership Preferred Securities, (A) directing the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Convertible Debentures, (B) waiving any past default that is waivable under Section 5.13 of the Indenture, or (C) exercising any right to rescind or annul any declaration that the principal amount of all the Convertible Debentures shall be due and payable; provided, however, that where a consent under the Limited Partnership or the Indenture, as the case may be, would require the consent or act of the Holders of greater than a majority in liquidation amount of the Partnership Preferred Securities or the Holders of greater than a majority in principal amount of Convertible Debentures, as the case may be, affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Partnership Preferred Securities or in principal amount of the Convertible Debentures, as the case may be, which the relevant Super Majority represents of the aggregate liquidation amount of the Partnership Preferred Securities or the aggregate principal amount of the Convertible Debentures, as the case may be, outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Special Representative as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Convertible Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for United States federal income tax purposes the Trust will continue to be classified as a grantor trust after consummation of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Convertible Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

                    Any approval or direction of Holders of
          Convertible Preferred Securities may be given at a separate meeting of Holders of Convertible Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                    No vote or consent of the Holders of the Convertible Preferred Securities will be required for the Trust to redeem and cancel Convertible Preferred
          Securities, or to distribute Partnership Preferred
          Securities or Convertible Debentures, as the case may be, in accordance with the Declaration and the terms of the Securities.

                    Notwithstanding that Holders of Convertible
          Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Convertible Preferred Securities that are owned by the Sponsor, or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding; provided, however, that holders of Convertible Preferred Securities that have been validly pledged by the Company or any such affiliate to a party otherwise eligible to vote may vote or consent under any of the circumstances described above.

                    7.  VOTING RIGHTS - CONVERTIBLE COMMON
          SECURITIES.

                    (a)  Except as provided under Sections 7(b),
          7(c) and 9 of this Annex I and as otherwise required by law and the Declaration, the Holders of the Convertible
          Common Securities will have no voting rights.

                    (b)  The Holders of the Convertible Common
          Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                    (c) Subject to Section 2.6 of the Declaration and only after all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated and subject to the requirements of the penultimate sentence of this paragraph, the Holders of a Majority in liquidation amount of the Convertible Common Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) for so long as the Property Trustee shall hold the Partnership Preferred Securities,
          (A) direct the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Convertible Debentures, (B) causing the Special Representative to waive any past default and its consequences that are waivable under Section 5.13 of the Indenture, or (C) causing the Special Representative to exercise any right to rescind or annul a declaration that the principal amount of all the Convertible Debentures shall be due and payable; and (ii) if the Property Trustee holds Convertible Debentures in the event that the Citizens Capital is liquidated and such Convertible Debentures are distributed in exchange for the Partnership Preferred Securities (A) directing the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Convertible Debentures, (B) waiving any past default that is waivable under Section 5.13 of the Indenture, or (C) exercising any right to rescind or annul any declaration that the principal amount of all the Convertible Debentures shall be due and payable; provided, however, that where a consent or action under the Limited Partnership Agreement or Indenture, as the case may be, would require the consent or act of the Holders of greater than a majority in liquidation amount of Partnership Preferred Securities or the Holders of greater than a majority in principal amount of the Convertible Debentures, as the case may be, affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Convertible Common Securities which the relevant Super Majority represents of the aggregate liquidation amount of the Partnership Preferred Securities or the aggregate principal amount of the Convertible Debentures, as the case may be, outstanding. Pursuant to this Section 7(c) to Annex I, the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Special Representative as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Convertible Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for United States federal income tax purposes the Trust will continue to be classified as a greater trust after consummation of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Convertible Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

                    Any approval or direction of Holders of
          Convertible Common Securities may be given at a separate meeting of Holders of Convertible Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                    No vote or consent of the Holders of the Convertible Common Securities will be required for the Trust to redeem and cancel Convertible Common Securities or to distribute Partnership Preferred Securities or Convertible Debentures, as the case may be, in accordance with the Declaration and the terms of the Securities.

                    8.  DISTRIBUTION ELECTION.

                    (a)  Declaration by Company.  For so long as
          Citizens Capital shall hold the Convertible Debentures, the Company shall have by the Distribution Declaration Date applicable to each Distribution Payment Date declared the form of payment in which it intends to pay the interest on the Convertible Debentures. Such Distribution Declaration Notice shall determine the form of payment in which the Trust shall pay the Distributions, subject to the terms and conditions of this Section 8 of Annex I. If the Company shall have declared to pay interest on the Convertible Debentures in the form of cash, by the Distribution Declaration Date in respect of a Distribution Payment Date, the Holders of the Securities will receive Distributions only in the form of cash, notwithstanding any election by a Holder of the Securities to the contrary. If the Company shall have by the Distribution Declaration Date declared to pay interest on the Convertible Debentures in the form of shares of Common Stock, the Holders of the Securities may receive Distributions in the form of cash or shares of Common Stock subject to the provision of this Section 8 of Annex I. If the Company fails to make a timely declaration, the Company shall be deemed to have elected to pay interest in the form of shares of Common Stock.

                    (b)  Election by Holder.  For so long as
          Citizens Capital shall hold the Convertible Debentures, Distributions on the Securities may be payable in cash or shares of Common Stock as set forth in this Section 8 of Annex I. Thereafter, Distributions shall be payable only in the form of cash. Subject to Sections 8(a), 8(d) and 8(e) of this Annex I, each Holder may elect during the annual Election Period to receive Distributions for the next four Distribution Payment Dates in either (a) an Equivalent Value of shares of Common Stock (a "Stock Distribution Election") or (b) cash (a "Cash Distribution Election"), in each case by submitting to the Election Agent a notice of distribution election substantially in the form of Exhibit B (a "Notice of Distribution Election"). The Election Agent shall thereupon inform all such parties (e.g., the Clearing Agency, any Clearing Agency Participants, any nominee of the Clearing Agency) as are necessary to ensure that the Paying Agent is properly informed of such Holder's election with respect to a pro rata share of the Partnership Preferred Securities. The Notice of Distribution Election shall specify the form of payment in which the Holder elects to receive Distributions. If a Holder fails to submit a Notice of Distribution Election during the Election Period, the Holder shall be deemed to have elected to receive Distributions in the form of cash. If a Holder transfers any or all Securities in such Holder's possession, the subsequent Holder(s) of such transferred Securities shall be deemed to have made a Cash Distribution Election for the remaining Distribution Payment Dates prior to the next Election Period for which such subsequent Holder(s) appear as the Holder(s) of record.

                    (c) Common Stock Election by Company. If the Company has (or be deemed to have) elected to pay interest on the Convertible Debentures in the form of shares of Common Stock, the Trust shall pay Distributions on Securities in accordance with this Section 8(c) of Annex I. No fractional shares of Common Stock will be issued as a result of the Company's election to pay interest on the Convertible Debentures in Common Stock, but in lieu thereof, such fractional interest will be paid in cash. No fractional shares of Common Stock will be issued as a result of the Holder's election to receive payments of Distribution in the form of Common Stock, but in lieu thereof such fractional interests will be paid for in cash to the Security Holders.

                    (i)  To the extent Holders have elected to
          receive payment of Distributions in shares of Common Stock, subject to Section 8(d) of this Annex I, the Paying Agent shall distribute an Equivalent Value of shares of Common Stock equal to the amount of such Distribution, together with the cash payment, if any, in lieu of any fractional share of Common Stock to such Security Holders at the address specified on the register of the Trust.

                    (ii) To the extent Holders have elected to receive payment of Distributions in cash the Paying Agent shall pay Distributions in cash.

                    (d) Company Cash Option. Notwithstanding the foregoing paragraphs of this Section 8 of Annex I, the Debenture Issuer has the right (the "Company Cash Option") on and after the Distribution Declaration Date but before the Cash Interest Payment Date (as such term is defined in the Indenture) to cause all Holders of Securities to receive payment of Distributions in the form of cash. The Debenture Issuer may exercise the Company Cash Option, if the Debenture Issuer shall have provided written notice to the Trust, the Partnership, the Paying Agent and the holders of the Securities (a "Cash Payment Notice").

                    (e) Call Option on Common Stock. On or after the Share Transfer and Valuation Date, the Company may cause some or all the holders of Securities to receive Distributions in the form of cash by purchasing from Citizens Capital shares of Common Stock distributed by the Company as interest payment on the Convertible Debentures, that have not yet been sold for cash or distributed to the holders of the Partnership Preferred Securities at a price equal to the Equivalent Value (the "Company Call Option"). The Company may exercise the Company Call Option, if the Company shall have provided a Cash Payment Notice.

                    9.   AMENDMENTS TO DECLARATION AND LIMITED
                         PARTNERSHIP AGREEMENT.

                         (a)  In addition to any requirements under
          Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Convertible Preferred Securities or the Convertible Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

                         (b)  In the event the consent of the
          Property Trustee, as the holder of the Partnership Preferred Securities or, in the event Citizens Capital is dissolved and the Convertible Debentures are issued to the holders of the Partnership Preferred Securities, the Convertible Debentures, is required under the Limited Partnership Agreement or the Indenture, as the case may be, with respect to any amendment, modification or termination of the Limited Partnership Agreement or the Indenture, as the case may be, or the Partnership Preferred Securities or the Convertible Debentures, as the case may be, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Limited Partnership Agreement or the Indenture, as the case may be, would require the consent of the holders of greater than a majority in aggregate liquidation amount of the Partnership Preferred Securities or the Convertible Debentures, as the case may be (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate liquidation amount of the Partnership Preferred Securities or aggregate principal amount of the Convertible Debentures, as the case may be, outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 9(b) of Annex I unless the Property Trustee has obtained an opinion of tax counsel to the effect that for United States federal income tax purposes the Trust will continue to be classified as a grantor trust after consummation of such action.

                    10.  PRO RATA.

                    A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, [an Event of Default under the Limited Partnership Agreement] has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Convertible Preferred Securities pro rata according to the aggregate liquidation amount of Convertible Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Convertible Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Convertible Common Securities pro rata according to the aggregate liquidation amount of Convertible Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Convertible Common Securities outstanding.

                    11.  RANKING.

                    The Convertible Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Convertible Common Securities except that when an Event of Default occurs and is continuing under the Limited Partnership Agreement in respect of the Partnership Preferred Securities held by the Property Trustee, the rights of Holders of the Convertible Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

                    12.  LISTING.

                    The Regular Trustees shall use their best efforts to cause the Convertible Preferred Securities to be listed for quotation on the New York Stock Exchange.

                    13.  ACCEPTANCE OF GUARANTEE AGREEMENTS,
                         LIMITED PARTNERSHIP AGREEMENT AND
                         INDENTURE.

                    Each Holder of Convertible Preferred Securities and Convertible Common Securities, by the acceptance thereof, agrees to the provisions of the Convertible Preferred Securities Guarantee Agreement and the Convertible Common Securities Guarantee Agreement, respectively, including the subordination provisions therein and to the provisions of the Limited Partnership Agreement and the Indenture.
                    14.  NO PREEMPTIVE RIGHTS.

                    The Holders of the Securities shall have no preemptive rights to subscribe for any additional
          Securities.

                    15.  MISCELLANEOUS.

                    These terms constitute a part of the
          Declaration.

                    The Sponsor will provide a copy of the
          Declaration, the Convertible Preferred Securities
          Guarantee Agreement, the Limited Partnership Agreement and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                 EXHIBIT A-1

                   FORM OF PREFERRED SECURITY CERTIFICATE

                         [FORM OF FACE OF SECURITY]

               [IF THE CONVERTIBLE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Convertible Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Convertible Preferred Security is exchangeable for Convertible Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Convertible Preferred Security (other than a transfer of this Convertible Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Convertible Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Convertible Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

     Certificate Number     Number of Convertible Preferred Securities

                                      CUSIP NO. [           ]

               Certificate Evidencing Convertible Preferred Securities

                                     of

                          Citizens Utilities Trust

                    ____% Citizens Utilities Convertible
                            Preferred Securities

     (liquidation amount $50 per Convertible Preferred Security) Citizens Utilities Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _____% Citizens Utilities Convertible Preferred Securities (liquidation amount $50 per Convertible Preferred Security) (the "Convertible Preferred Securities"). The Convertible Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _______, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Convertible Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Convertible Preferred Securities Guarantee Agreement to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee Agreement, the Limited Partnership Agreement and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.
     By acceptance, the Holder agrees to treat, for United
     States federal income tax purposes, the Convertible Debentures as indebtedness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Partnership Preferred Securities.

               IN WITNESS WHEREOF, the Trust has executed this
     certificate this day of             , 199  .

                         CITIZENS UTILITIES TRUST

                         By:
                         Name:
                         Title:
                       [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Convertible Preferred
     Security will be fixed at a rate per annum of     % (the "Rate")
     of the stated liquidation preference of $50 per Convertible Preferred Security, such rate being the rate of distribution payable on the Partnership Preferred Securities to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes payment in the form of cash or shares of common stock, par value $.25 per share, of Citizens Utilities Company ("Common Stock"). A Distribution is payable only to the extent that payments are made in respect of the Partnership Preferred Securities or Convertible Debentures, as the case may be, held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

               Except as otherwise described below, distributions on the Convertible Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable
     quarterly in arrears, on             ,             ,
     and              of each year, commencing on             , 1996,
     to Holders of record on the relevant Record Dates (as such term is defined in the Declaration), which payment dates shall correspond to the distribution payment dates on the Partnership Preferred Securities or, in the event Citizens Capital is dissolved and the Convertible Debentures are distributed to the holders of the Convertible Preferred Securities, on the Convertible Debentures. Citizens Capital may be directed by the Debenture Issuer, acting pursuant to the Indenture, to defer distribution payments by extending the distribution payment period on the Partnership Preferred Securities for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. In the event Citizens Capital has been dissolved and the Convertible Debentures are held by the Trust, the Trust may be directed by the Debenture Issuer, acting pursuant to the Indenture, to defer distribution payments by extending the Distributions for a period not exceeding an Extension Period. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, Citizens Capital or the Trust, as the case may be, may be required to further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, Citizens Capital or the Trust, as the case may be, may commence a new Extension Period, subject to the above requirements.

               The Convertible Preferred Securities shall be redeemable as provided in the Declaration.

               The Convertible Preferred Securities shall be convertible into shares of Series A of Common Stock ("Common Stock"), through (i) the exchange of Convertible Preferred Securities for a portion of the Partnership Preferred Securities or Convertible Debentures, as the case may be, held by the Property Trustee, (ii), in the event Partnership Preferred Securities are held by the Trust, the immediate exchange of Partnership Preferred Securities for a portion of the Convertible Debentures held by Citizens Capital or the Trust, as the case may be, and (iii) the immediate conversion of such Convertible Debentures into shares of Common Stock, in the manner and according to the terms set forth in the Declaration.


                             CONVERSION REQUEST

     To:  Chemical Bank,
          as Property Trustee of
          Citizens Utilities Trust

               The undersigned owner of these Convertible Preferred Securities hereby irrevocably exercises the option to convert these Convertible Preferred Securities, or the portion below designated, into Series A Common Stock of CITIZENS UTILITIES COMPANY (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of _________ ___, 1995, by the Trustees named therein, Citizens Utilities Company, as Sponsor, and by the Holders (as defined therein). Pursuant to the aforementioned exercise of the option to convert these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Convertible Preferred Securities for a portion of the Partnership Preferred Securities (as that term is defined in the Declaration) or Convertible Debentures (as that term is defined in the Declaration), as the case may be, held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration), (ii), in the event Partnership Preferred Securities are held by the Trust, immediately exchange such Partnership Preferred Securities for a portion of the Convertible Debentures (as that term is defined in the Declaration) held by Citizens Capital (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration), and (iii) immediately convert such Convertible Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration).

               The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. This Conversion Request and any action taken hereunder shall be governed by the terms of the Declaration and the terms of the Convertible Preferred Securities set forth in Annex I thereto.

     Date: ____________, ____

          in whole __              in part
                                   Number of Convertible Preferred
                                   Securities to be converted:
                                   ___________________

                                   If a name or names other than the
                                   undersigned, please indicate in the
                                   spaces below the name or names in
                                   which the shares of Common Stock
                                   are to be issued, along with the
                                   address or addresses of such person
                                   or persons









                              Signature (for conversion only)

                                   Please Print or Typewrite Name and
                                   Address, Including Zip Code, and
                                   Social Security or Other
                                   Identifying Number




                           _____________________

                                 ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

      (Insert assignee's social security or tax identification number)

     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

                 (Insert address and zip code of assignee)

     and irrevocably appoints
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

     agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date: _______________________

     Signature: __________________

     (Sign exactly as your name appears on the other side of this Preferred Security Certificate)
                                EXHIBIT A-2

                    FORM OF COMMON SECURITY CERTIFICATE

                         [FORM OF FACE OF SECURITY]

     Certificate Number        Number of Convertible Common Securities

            Certificate Evidencing Convertible Common Securities

                                     of

                          Citizens Utilities Trust

     ______% Citizens Utilities Convertible Common Securities

          (liquidation amount $50 per Convertible Common Security)

               Citizens Utilities Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ______% Citizens Utilities Convertible Common Securities (liquidation amount $50 per Convertible Common Security) (the "Convertible Common Securities"). The Convertible Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _______, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Convertible Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Convertible Common Securities Guarantee Agreement to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Convertible Common Securities Guarantee Agreement, the Limited Partnership Agreement and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

               Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat for United States federal income tax purposes the Convertible Debentures as indebtedness and the Convertible Common Securities as evidence of indirect beneficial ownership in the [Limited Partnership
     Securities].

          IN WITNESS WHEREOF, the Trust has executed this certificate
     this day of             , 199  .

                         CITIZENS UTILITIES TRUST

                         By:
                         Name:
                         Title:
                       [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Convertible Common
     Security will be fixed at a rate per annum of     % (the "Rate")
     of the stated liquidation preference of $50 per Convertible Common Security, such rate being the rate of distribution payable on the Partnership Common Securities to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes payment in the form of cash or shares of common stock, par value $.25 per share, of Citizens Utilities Company ("Common Stock"). A Distribution is payable only to the extent that payments are made in respect of the Partnership Preferred Securities or the Convertible Debentures, as the case may be, held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

               Except as otherwise described below, distributions on the Convertible Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly
     in arrears, on             ,             ,              and
     of each year, commencing on             , 1996, to Holders
     of record on the relevant Record Dates (as such term is defined in the Declaration), which payment dates shall correspond to the distribution payment dates on the Partnership Preferred Securities or, in the event Citizens Capital is dissolved and the Convertible Debentures are distributed to the holders of the Convertible Common Securities, on the Convertible Debentures. Citizens Capital may be directed by the Debenture Issuer, acting pursuant to the Indenture, to defer distribution payments by extending the distribution payment period on the Partnership Preferred Securities for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. In the event Citizens Capital has been dissolved and the Convertible Debentures are held by the Trust, the Trust may be directed by the Debenture Issuer, acting pursuant to the Indenture, to defer distribution payments by extending the Distributions for a period not exceeding an Extension Period. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, Citizens Capital or the Trust, as the case may be, may be required to further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, Citizens Capital or the Trust, as the case may be, may commence a new Extension Period, subject to the above requirements.

               The Convertible Common Securities shall be redeemable as provided in the Declaration.

               The Convertible Common Securities shall be convertible into shares of Series A of Common Stock ("Common Stock"), through
     (i) the exchange of Convertible Common Securities for a portion of the Partnership Preferred Securities or Convertible Debentures, as the case may be, held by the Property Trustee,
     (ii), in the event Partnership Preferred Securities are held by the Trust, the immediate exchange of Partnership Preferred Securities for a portion of the Convertible Debentures held by Citizens Capital or the Trust, as the case may be, and (iii) the immediate conversion of such Convertible Debentures into shares of Common Stock, in the manner and according to the terms set forth in the Declaration.

                              CONVERSION REQUEST

     To:  Chemical Bank,
          as Property Trustee of
          Citizens Utilities Trust

               The undersigned owner of these Convertible Common Securities hereby irrevocably exercises the option to convert these Convertible Common Securities, or the portion below designated, into Series A Common Stock of CITIZENS UTILITIES COMPANY (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of _________ ___, 1995, by the Trustees named therein, Citizens Utilities Company, as Sponsor, and by the Holders (as defined therein). Pursuant to the aforementioned exercise of the option to convert these Convertible Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Convertible Common Securities for a portion of the Partnership Preferred Securities (as that term is defined in the Declaration) or Convertible Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Common Securities set forth as Annex I to the Declaration), (ii), in the event Partnership Preferred Securities are held by the Trust, immediately exchange such Partnership Preferred Securities for a portion of the Convertible Debentures (as that term is defined in the Declaration) held by Citizens Capital (at the rate of exchange specified in the terms of the Convertible Common Securities set forth as Annex I to the Declaration) and (iii) immediately convert such Convertible Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Convertible Common Securities set forth as Annex I to the Declaration).

               The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. This Conversion Request and any action taken hereunder shall be governed by the terms of the Declaration and the terms of the Convertible Common Securities set forth in Annex I thereto.

     Date: ____________, ____

          in whole __              in part
                                   Number of Convertible Common
                                   Securities to be converted:
                                   ___________________

                                   If a name or names other than the
                                   undersigned, please indicate in the
                                   spaces below the name or names in
                                   which the shares of Common Stock
                                   are to be issued, along with the
                                   address or addresses of such person
                                   or persons









                              Signature (for conversion only)

                                   Please Print or Typewrite Name and
                                   Address, Including Zip Code, and
                                   Social Security or Other
                                   Identifying Number




                           _____________________

                                 ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

     (Insert assignee's social security or tax identification number)

     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

     (Insert address and zip code of assignee)

     and irrevocably appoints ________________________________________
     _________________________________________________________________
     _________________________________________________________________

     agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date: _______________________

     Signature: __________________

     (Sign exactly as your name appears on the other side of this Common Security Certificate)

                                 EXHIBIT B

                  FORM OF NOTICE OF DISTRIBUTION ELECTION

     TO:  _____________________,

          as Election Agent
          of Citizens Utility Company

               The undersigned owner of ____% Citizens Utilities Convertible Preferred Securities (liquidation amount $50 per Convertible Preferred Security) (the "Convertible Preferred Securities"), issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration"), dated as of __________ ___, 1995, by the Trustees named therein, Citizens Utilities Company, as Sponsor, and by the Holders (as defined therein), hereby irrevocably elects to receive any and all Distributions (as such term is defined in the Declaration) due and payable on the next four Distribution Payment Dates, as set forth in the terms of the Convertible Preferred Securities set forth in Annex I to the Declaration, immediately following the Election Period during which this Notice of Distribution Election is being submitted.

               I, ______________________, as Holder of [Number of
     Convertible Preferred Securities held] Convertible Preferred Securities, elect to receive any and all Distributions due and payable on the next four Distribution Payment Dates in the following form:

          (A)  ( )  Cash; or

          (B) ( ) An Equivalent Value (as such term is defined in the Declaration) of shares of common stock series A, par value $.25 per share, of Citizens Utilities Company ("Common Stock").

               The undersigned does also hereby direct the addressee that any and all Distributions in the form of Common Stock made pursuant to this Notice of Distribution Election be delivered to and issued in the name of the undersigned, unless a different name has been indicated in the assignment below. If such shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

               This Notice of Distribution Election and any action taken hereunder shall be governed by the terms of the Declaration and the terms of the Convertible Preferred Securities set forth in Annex I thereto.

     Date: ____________, ____

                                   (Applicable only if box (B) has
                                   been checked.)  If a name or names
                                   other than the undersigned, please
                                   indicate in the spaces below the
                                   name or names in which shares of
                                   Common Stock are to be issued,
                                   along with the address or addresses
                                   of such person or persons









                              Signature

                                   Please Print or Typewrite Name and
                                   Address, Including Zip Code, and
                                   Social Security or Other
                                   Identifying Number